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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GSI Lumonics Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas R. Swain, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

                  (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                    /s/ THOMAS R. SWAIN
                                    ------------------------------------------
                                    Thomas R. Swain
                                    Vice President, Finance and Chief
                                    Financial Officer

March 15, 2004

This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to GSI Lumonics Inc. and will be retained by GSI Lumonics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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